UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019 (May 8, 2019)

RBB BANCORP

(Exact name of Registrant as Specified in Its Charter)

California	001-38149	27-2776416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 Wilshire Blvd., 12th floor, Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 627-9888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RBB	NASDAQ Global Select Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 8, 2019, RBB Bancorp (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”).

At the Annual Meeting, the shareholders of the Company:

•

elected Peter M. Chang, Wendell Chen, Pei-Chin (Peggy) Huang, Christina Kao, James Kao, Chie-Min Christopher Koo, Alfonso Lau, Christopher Lin, Ko-Yen Lin, Paul Lin, Feng (Richard) Lin, Yee Phong (Alan) Thian, Catherine Thian, and Raymond Yu to the board of directors of the Company (the “Board”);

•	approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers; and

•	ratified the appointment of Vavrinek, Trine, Day & Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

On April 1, 2019, the record date for the Annual Meeting, there were 20,073,991 shares of Company common stock issued, outstanding and entitled to vote.  Shareholders holding 15,612,548 shares of Company common stock were present at the Annual Meeting, in person or by proxy. The results of the matters voted upon at the 2019 Annual Meeting were as follows:

Proposal 1:  All nominees were elected to the Board with the following vote counts:

	FOR	WITHHELD	BROKER NON-VOTES
Peter M. Chang	15,435,786	176,762	–
Wendell Chen	15,440,088	172,460	–
Pei-Chin (Peggy) Huang	14,966,125	646,423	–
Christina Kao	15,440,088	172,460	–
James Kao	15,440,088	172,460	–
Chie-Min Christopher Koo	15,438,089	174,459	–
Alfonso Lau	15,420,258	192,290	–
Christopher Lin	15,440,088	172,460	–
Ko-Yen Lin	15,439,670	172,878	–
Paul Lin	15,440,088	172,460	–
Feng (Richard) Lin	15,440,088	172,460	–
Yee Phong (Alan) Thian	15,439,055	173,493	–
Catherine Thian	15,439,670	172,878	–
Raymond Yu	15,440,088	172,460	–

Proposal 2:   The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, having received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,086,932	1,343,171	182,445	–

Proposal 3:  The appointment of Vavrinek, Trine, Day & Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified, having received the following votes:

FOR	AGAINST	ABSTAIN
15,441,719	170,803	26

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2019	RBB BANCORP

	By:	/s/ David Morris
	Name:	David Morris
	Title:	Executive Vice President
and Chief Financial Officer

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